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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements File Nos. 333-67527, 333-51607, 333-20673, 333-01789 and 33-87782.

                                            ARTHUR ANDERSEN LLP

Dallas, Texas
September 29, 2000